                                                                    EXHIBIT 10.8

                   SUPERIOR COURT OF THE STATE OF CALIFORNIA
                   COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
                                 MINUTE ORDER

                                                                       Dept. C20

Court convened on                                       April 29, 1999, present;

Hon. WILLIAM F. McDONALD, Judge;            J. Brownfield/T. Rivas, Deputy Clerk

None, Bailiff;                                                   None, Reporter;

80 30 90    HILL vs. ST. JOHN KNITS, INC., et al.

     No appearances. The Court, having taken under submission on April 28, 1999, Plaintiffs' motion for a preliminary injunction, now rules as follows:

     Plaintiffs seek a preliminary injunction under CCP 526(a)(2) and 526(a)(7).
                                                    ---
While the plaintiffs have failed to establish a reasonable probability of success to justify an injunction under CCP 526(a)(2), they have established a
                                       ---
reasonable probability of success under CCP 526(a)(7).  After balancing the
                                        ---
equities, the Court will order a constructive trust imposed on any amounts received by Gadbois and Krinsky greater than $18/share for shares either of them acquires by exercising their $18/share options, and a constructive trust upon any amounts greater than $30/share received by the Grays for their shares.

     The plaintiffs have not shown a reasonable probability that they will prevail on the merits of their contentions that the Special Committee members are not truly independent.

     Similarly, there is insufficient evidence at this time to demonstrate a reasonable probability of success on plaintiffs' claim that St. John Knits was "shipped" over a ridiculously short time period and that the "shipping" was purposely limited in scope.

     The plaintiffs have not shown a reasonable probability of success on their claim that the $30/share price is not fair.

                   SUPERIOR COURT OF THE STATE OF CALIFORNIA
                   COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
                                 MINUTE ORDER

                                                                       Dept. C20

Court convened on                                       April 29, 1999, present;

Hon. WILLIAM F. McDONALD, Judge;            J. Brownfield/T. Rivas, Deputy Clerk

None, Bailiff;                                                   None, Reporter;

80 30 90    HILL vs. ST. JOHN KNITS, INC., et al.

     The plaintiffs have, however, shown a reasonable probability of success on their claim the directors breached their fiduciary duty to the other shareholders with respect to preferential treatment of the group with regard to the share price they are to receive. The so-called "term sheets" are not authenticated and are not considered.

     Similarly, the plaintiffs have shown a reasonable probability of success on their claim the directors breached their fiduciary duty to the other shareholders in repricing the Gadbois and Krinsky stock options from $38.99/share and $45.75/share down to a strike price of $18/share.

     Directors have a fiduciary duty with respect to the shareholders.  Heckmann
                                                                        --------
vs. Ahmanson, 168 Cal.App.3d 119.
------------
     At this point the Court must balance the equities.

     That a better offer might be over the horizon is not shown to be more than speculation. An injunction to prevent the proposal being submitted to the shareholders for vote might destroy "the only game in town". This would be to the detriment of all. The shareholders should have the right to vote and accept or reject.

     On the other hand, imposing a constructive trust upon any amount greater than

                   SUPERIOR COURT OF THE STATE OF CALIFORNIA
                   COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
                                 MINUTE ORDER

                                                                       Dept. C20

Court convened on                                       April 29, 1999, present;

Hon. WILLIAM F. McDONALD, Judge;            J. Brownfield/T. Rivas, Deputy Clerk

None, Bailiff;                                                   None, Reporter;

80 30 90    HILL vs. ST. JOHN KNITS, INC., et al.

$30/share in any form received by the Grays for their shares and any amount greater than $18/share received by either Gadbois or Krinsky for shares acquired by either of them by exercising their $18/share options will prevent any of them from profiting from any breach of trust until the matter is finally resolved.

Heckmann, supra.
--------

   So ordered. The undertaking shall be $10,000.00.

   Clerk to give notice.

ENTERED:     4-29-99

CLERK'S CERTIFICATE OF MAILING (CCP 1013a): I certify I am not a party to this cause, I am over age 18, and a copy of this document was mailed first class, postage prepaid, in a sealed envelope addressed as shown below. Mail and execution of this certificate occurred on April 30, 1999, Santa Ana, California.

ALAN SLATER, EXEC. OFFICER/CLERK, BY T. RIVAS, Deputy

SOLTAN & ASSOCIATES,
660 NEWPORT CENTER DR #320
NEWPORT BEACH CA 92660

MILBERG WEISS BERSHAD HYNES & LERACH
600 W. BROADWAY #1800
SAN DIEGO CA 92101

ROSSBACHER & ASSOCIATES,
444 S. FLOWER ST #2100

                   SUPERIOR COURT OF THE STATE OF CALIFORNIA
                   COUNTY OF ORANGE, CENTRAL JUSTICE CENTER
                                 MINUTE ORDER

                                                                       Dept. C20

Court convened on                                       April 29, 1999, present;
Hon. WILLIAM F. McDONALD, Judge;            J. Brownfield/T. Rivas, Deputy Clerk
None, Bailiff;                                                   None, Reporter;
80 30 90    HILL vs. ST. JOHN KNITS, INC., et al.


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                                  Page 4 of 4